SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report:   November 21, 2005           Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)



ITEM  8.01.  OTHER  EVENTS.

     New Century Energy Corp. (the "Company," "we," "us") is delayed in filing its Report on Form 10-QSB for the quarter ended September 30, 2005. We are currently working with the Securities and Exchange Commission (the "Commission") to revise our previously filed unaudited financial statements for the three months ended March 31, 2005 and six months ended June 30, 2005, as well as our audited financial statements for the year ended December 31, 2004 (collective the "Financial Statements"). We plan to finalize our accounting issues and resolve the Commission's comments regarding our Financial Statements prior to filing our Report on Form 10-QSB for the Quarter ended September 30, 2005, as such revisions will affect our accounting for the quarter ended September 30, 2005 as well.

     We plan to file our Report for the Quarter ended September 30, 2005, as soon as possible after the Commission has reviewed and approved the changes to our Financial Statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEW  CENTURY  ENERGY  CORP.

                                         /s/  Edward  R.  DeStefano
                                         ---------------------------
                                         Edward  R.  DeStefano,
                                         President

 Date:  November 21, 2005

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